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                                             NOVEMBER 29, 2001 SUPPLEMENT TO THE
                                                    PROSPECTUS DATED MAY 1, 2001

THE FOLLOWING INFORMATION SUPPLEMENTS AND AMENDS INFORMATION PERTAINING TO TRANSFERS IN THE PROSPECTUS:

Up to 30 days before the maturity date, you may transfer all or part of the contract value between variable funding options. Please note that the contract is not designed to serve as a vehicle for frequent trading in response to short-term fluctuations in the stock market. Therefore, all transfers are subject to the following restrictions:

1. EXCESSIVE TRANSFERS. We reserve the right to restrict transfers if we determine you are engaging in a pattern of transfers that may disadvantage contract owners. In making this determination, we will consider, among other things, the following factors:

        -       the total dollar amount being transferred;
        - the number of transfers you made within the previous three months;
        - whether your transfers follow a pattern designed to take advantage of short term market fluctuations; and
        - whether your transfers are part of a group of transfers made by a third party on behalf of individual contract owners in the group.

2. MARKET TIMERS. We reserve the right to restrict transfers by any market timing firm or any other third party authorized to initiate transfers on behalf of multiple contract owners. We may, among other things:

        - reject the transfer instructions of any agent acting under a power of attorney on behalf of more than one owner, or
        - reject the transfer or exchange instructions of individual owners who have executed pre-authorized transfer forms which are submitted by market timing firms or other third parties on behalf of more than one owner.

FUTURE MODIFICATIONS. We will continue to monitor the transfer activity occurring among the variable funding options, and may modify these transfer restrictions at any time if we deem it necessary to protect the interest of all contract owners. These modifications may include curtailing or eliminating, without notice, the ability to use the Internet, facsimile or telephone in making transfers.

If, in our sole discretion, we determine you are engaging in activity as described above or similar activity which will potentially hurt the rights or interests of contract owners, we will exercise our contractual right to restrict your number of transfers to one every six months. None of these restrictions are applicable to transfers made under a Dollar Cost Averaging Program, a rebalancing program, or if applicable, any asset allocation program described in this prospectus.

We will make transfers at the value(s) next determined after we receive your request in good order at our Home Office. After the maturity date, you may make transfers only if allowed by your contract or with our consent. These restrictions are subject to any state law requirements.